UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2019

TRULI TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53641	26-3090646
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

344 GROVE ST #2 #4018 JERSEY CITY, NJ	07302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 862-2979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 8, 2019 Truli Technologies, Inc. (the “Company”) borrowed $50,000, from an institutional investor (the “Investor”) and issued the Investor a $60,000 Original Issue Discount Promissory Note (the “Note”). The Note was issued with an effective date of February 6, 2019 (the “Effective Date”). The Note bears interest at 5% per annum and matures on the earlier of (i) 90 days after the Effective Date, or (ii) the Company’s receipt of a minimum of $1,000,000 as a result of the Company closing the sale of any equity or debt securities (either a “Maturity Date”). At the Company’s option, upon the Maturity Date it may cause the Investor to convert all principal and interest owed under the Note into securities of the Company identical to those offered to investors in the $1,000,000 financing. Further, the Investor has the option to use all principal and interest owed to the Investor under the Note as consideration to purchase securities in any future Company financing at any time.

As additional consideration for the Investor loaning the Company $50,000, the Company issued the Investor warrants to purchase 6,000,000 shares of the Company’s common stock (the “Warrants”). The Warrants are exercisable for a period of five years from the Effective Date at an initial exercise price of $0.02 per share subject to adjustment upon the occurrence of certain events including the Company’s issuance of future securities or the Company becoming listed on a national securities exchange. The Warrants may also be exercised cashlessly in accordance with the cashless exercise provision of the Warrants.

The foregoing descriptions of the Note and Warrants are a summary only and are qualified in their entirety by the full text of the Note and Warrants which are attached as Exhibits 10.1 and 10.2 hereto, respectfully, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included under Item 2.03, above, is incorporated by reference herein. The Note has not been registered under the Securities Act of 1933 (the “Act”) and was issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Act and Rule 506(b) promulgated thereunder since the Company reasonably believes the Investor is an accredited investor as defined by Rule 501. The Warrants were not registered under the Act and were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Act and Rule 506(b) promulgated thereunder since the Company reasonably believes the Investor is an accredited investor as defined by Rule 501.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Note (Incorporated by reference from Exhibit 10.3 to that certain Quarterly Report on Form 10-Q filed with the SEC on February 14, 2019)
10.2	Form of Warrant (Incorporated by reference from Exhibit 10.4 to that certain Quarterly Report on Form 10-Q filed with the SEC on February 14, 2019).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 14, 2019	TRULI TECHNOLOGIES, INC.

	By:	/s/ Miles Jennings
Miles Jennings
Chief Executive Officer (Principal Executive Officer)

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